SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant |_|

Filed by a Party other than the Registrant |X|

Check the appropriate box:

|X|   Preliminary Proxy Statement

|_|   Confidential for use of the Commission Only (as permitted by Rule
      14a-6(e)(2))

|_|   Definitive Proxy Statement

|_|   Definitive Additional Materials

|_|   Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                       Ligand Pharmaceuticals Incorporated
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                 Third Point LLC
                         Third Point Offshore Fund, Ltd.
                             Third Point Partners LP
                             Third Point Ultra Ltd.
                           Lyxor/Third Point Fund Ltd.
                        Third Point Partners Qualified LP
                                 Daniel S. Loeb
                                Jeffrey R. Perry
                              Brigette Roberts, MD
                   ------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

|X|   No fee required

|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1) Title of each class of securities to which transaction applies:


      ------------------------------------------------------------

      2) Aggregate number of securities to which transaction applies:


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      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


      ------------------------------------------------------------

      4) Proposed maximum aggregate value of transaction:


      ------------------------------------------------------------

|_|   Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1) Amount Previously Paid:


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      2) Form, Schedule or Registration Statement No.:


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      3) Filing Party:


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      4) Date Filed:


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

                       LIGAND PHARMACEUTICALS INCORPORATED

                   __________________________________________

                             MEETING OF STOCKHOLDERS
                             TO BE HELD [__________]
                   ___________________________________________

      PROXY STATEMENT OF THIRD POINT LLC, THIRD POINT OFFSHORE FUND, LTD., THIRD POINT PARTNERS LP, THIRD POINT ULTRA LTD., LYXOR/THIRD POINT FUND LTD.,
    THIRD POINT PARTNERS QUALIFIED LP, DANIEL S. LOEB, JEFFREY R. PERRY AND
                   BRIGETTE ROBERTS, MD IN OPPOSITION TO THE
            BOARD OF DIRECTORS OF LIGAND PHARMACEUTICALS INCORPORATED

                                                             November ___, 2005

To Our Fellow Ligand Stockholders:

      We are furnishing this Proxy Statement to holders of the common stock, par value $0.001 per share ("Common Stock"), of Ligand Pharmaceuticals Incorporated, a Delaware corporation (the "Company"), in connection with our solicitation of proxies for use at the next Annual or Special Meeting of Stockholders of the Company and at any and all adjournments or postponements thereof (the "Stockholder Meeting"). The Company has not, as of the date hereof, announced a date for the Stockholder Meeting.

      This solicitation is being conducted by Third Point LLC, Third Point Offshore Fund, Ltd., Third Point Partners LP, Third Point Ultra Ltd., Lyxor/Third Point Fund Ltd., Third Point Partners Qualified LP, Daniel S. Loeb, Jeffrey R. Perry, Brigette Roberts, MD, and certain of their affiliates (collectively, the "Third Point Entities"). The Third Point Entities beneficially own approximately 9.98% of the Common Stock reported outstanding on October 29, 2004, as reported in the Company's last Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2004. As more fully discussed below, we are soliciting proxies to be used at the next Stockholder Meeting for the election of Mr. Daniel S. Loeb, Mr. Jeffrey R. Perry and Dr. Brigette Roberts as directors of the Company (collectively, the "Third Point Nominees"). Because we are proposing nominees for only three of the current eight seats on the Board of Directors that will be up for election at the Stockholder Meeting, we will use the authority granted to us by our BLUE proxy card to vote FOR the election of the Third Point Nominees as directors and FOR the election of five nominees proposed by the Company. The Third Point Entities may, under certain circumstances described in this Proxy Statement, nominate additional individuals to serve as directors of the Company.

      We urge you to elect the Third Point Nominees to the Company's Board of Directors (the "Board of Directors") because we believe that election of new members to the Board of Directors would be beneficial to the Company and its stockholders. Among other things, electing the Third Point Nominees should provide a new voice and fresh perspective. The Third Point Nominees have indicated that they intend to call on the Board of Directors to give comprehensive consideration, through an open-minded deliberative process, to creating value for stockholders, including the establishment of a special committee of the Board of Directors (containing two of the Third Point Nominees) to explore the Company's strategic alternatives.

      Please sign and date the BLUE proxy card supplied by the Third Point Entities and return it in the enclosed envelope whether or not you attend the meeting. This Proxy Statement is first being sent or given to stockholders on or about November ___, 2005.

      If your shares are held in the name of a brokerage firm, bank or nominee, only that entity can vote such shares and only upon receipt of your specific instruction. Accordingly, we urge you to contact the person responsible for your account and instruct that person to execute the BLUE proxy card on your behalf.

      YOUR VOTE IS IMPORTANT. If you agree with the reasons for the Third Point Entities' solicitation set forth in this Proxy Statement and believe that the election of the Third Point Nominees to the Board of Directors can make a difference, please vote for the election of the Third Point Nominees, no matter how many or how few shares you own.

      THE THIRD POINT ENTITIES URGE YOU NOT TO SIGN ANY PROXY CARD THAT IS SENT TO YOU BY THE COMPANY. By executing the BLUE proxy card, you will authorize us to vote FOR the election of the three Third Point Nominees and five of the Company's nominees named therein. If you wish to vote FOR the election of those five nominees proposed by the Company, but also would like to vote for the three Third Point Nominees, you must use the BLUE proxy card and not any proxy card that is sent to you by the Company. If you have already signed a proxy card sent to you by the Company, you may revoke that proxy at any time prior to the time a vote is taken by (i) submitting a duly executed proxy bearing a later date to the Secretary of the Company, (ii) filing with the Secretary of the Company a later dated written revocation or (iii) attending and voting at the Stockholder Meeting in person.

                                          Thank you for your support,

                                          On behalf of the Third Point Entities,

                                          Sincerely,


                                          Daniel S. Loeb

--------------------------------------------------------------------------------
   IF YOU HAVE ANY QUESTIONS, REQUIRE ASSISTANCE IN VOTING THE BLUE PROXY CARD
         OR NEED ADDITIONAL COPIES OF OUR PROXY MATERIALS, PLEASE CALL:

                    GEORGESON SHAREHOLDER COMMUNICATIONS INC.

                           17 State Street, 10th Floor
                               New York, NY 10004

                     Banks and Brokers Call: (212) 440-9800
              All Other Stockholders Call Toll Free: (888) 293-6729
--------------------------------------------------------------------------------

                                     GENERAL

      The Company has not held a meeting of stockholders since June 11, 2004, and in March 2005 announced that it was in the process of restating its financial statements and would not file its annual report with the Securities and Exchange Commission (the "SEC") on a timely basis. Consequences of this failure include the delisting of the Company's common stock from NASDAQ and the delay of the Company's 2005 Stockholder Meeting. Since directors of the Company are required to be elected annually, on October 11, 2005, we brought an action in the Delaware Chancery Court to force the Company to hold a Stockholder Meeting at which directors could be elected.

      At the Stockholder Meeting, we expect that eight directors are to be elected to the Board of Directors to hold office until their successors have been elected and qualified. We anticipate that the Company will designate eight individuals to stand for election at the Stockholder Meeting, and we assume that these nominees will be the existing members of the Board of Directors (the "Company Nominees").

      We are currently seeking your proxy for the election to the Board of Directors of three individuals - Mr. Daniel S. Loeb, Mr. Jeffrey R. Perry and Dr. Brigette Roberts. Because we are only proposing nominees for three of the current eight seats on the Board of Directors that will be up for election at the Stockholder Meeting, we will use the authority granted to us by the BLUE proxy card to vote FOR the election of the Third Point Nominees as directors and FOR the election of five of the Company Nominees. We currently expect to use this authority to vote for the following Company Nominees - _________, ___________, _____________, ____________ and ______________ (the "Designated
Company Nominees"). We will not use this authority to vote for the following three Company Nominees - __________, ___________ and ____________. Under certain circumstances described below, we may seek your proxy for the election of additional individuals to the Board of Directors in lieu of the Designated Company Nominees.

      For information concerning voting procedures at the Stockholder Meeting, see "Voting and Proxy Procedures."

                         BACKGROUND OF THIS SOLICITATION

      On September 23, 2005, Daniel S. Loeb, Chief Executive Officer of Third Point LLC, sent a letter to David E. Robinson, Chairman, President and Chief Executive Office of the Company, raising serious issues regarding the Company's operating performance, senior management and stock market valuation, and urged the Company to consider strategic alternatives, such as a sale of the Company.

      On September 30, 2005, as the Company had not yet responded to his initial letter, Mr. Loeb sent a follow-up letter to Mr. Robinson demanding that, among other things, the Company form a three person special committee of its Board of Directors, name at least two representatives of Third Point LLC to the Board of Directors and such special committee, devote all possible resources to work with the Company's auditors to issue financial statements, and immediately rescind the Company's "poison pill" or increase the trigger threshold from 10% to 20% so that the Third Point Entities could increase their stake in the Company.

      On October 3, 2005, Mr. Robinson wrote to Mr. Loeb and indicated, among other things, that the Company had referred his request regarding the poison pill to the Company's independent directors and that, as part of its normal process, the Nominating Committee of the Board of Directors would consider any nominees to the Board of Directors proposed by the Third Point Entities.

      In a series of conversations from October 6 through October 10, 2005 with Mr. Robinson, Mr. Loeb reiterated the demand in his September 30, 2005 letter for board representation and the creation of a special committee of the Board of Directors to address strategic alternatives for the Company. Mr. Loeb advised Mr. Robinson that if the Company was unwilling to agree to these demands, the Third Point Entities would be prepared to bring an action in the Delaware Chancery Court in order to compel the Company's overdue annual meeting of stockholders. Mr. Robinson advised Mr. Loeb that he would like to arrange a meeting among John Groom, the Company's lead director, himself and representatives of the Third Point Entities so they could discuss the Third Point Entities' agenda in person. Mr. Robinson also indicated that if Mr. Loeb were to furnish to the Company detailed curricula vitae or other background information regarding the Third Point Entities' nominees, the Company's Nominating Committee would consider their credentials. After concluding that Mr. Robinson appeared to be seeking to delay the holding of an annual meeting as long as possible, on October 10, 2005, Mr. Loeb advised Mr. Robinson that if he did not receive a favorable response to his demands by 11:00 a.m. the next morning, he would immediately bring an action to compel a meeting of stockholders.

      On October 11, 2005, Mr. Robinson published a letter to Mr. Loeb expressing disappointment that Mr. Loeb had declined his offer to meet with him and Mr. Groom and indicating that it was inappropriate for the Board of Directors to elect additional members to the Board of Directors without having adequate information to evaluate the nominees. Mr. Robinson indicated that he intended to convey the Third Point Entities' demands to the Board of Directors and that in the meantime he and Mr. Groom would remain prepared to discuss the Third Point Entities' agenda.

      In light of Mr. Robinson's published response, on October 11, 2005, Third Point Offshore Fund, Ltd. filed a lawsuit (the "Delaware Action") against the Company in the Delaware Chancery Court, New Castle County (the "Court"), in order to compel the holding of an annual meeting of stockholders of the Company. The last annual meeting of stockholders of the Company was held on June 11, 2004, and Section 211(c) of the Delaware General Corporation Law provides, in substance, that if an annual meeting has not been held for 13 months since the last annual meeting (or election of directors by written consent), then upon the application of any stockholder or director the Court is empowered to summarily order a meeting to be held. The complaint in the Delaware Action requests that the Court order that a meeting be held 60 days from the Court's order.

      Following the filing of the Delaware Action, Mr. Loeb tried but was unable to reach Mr. Robinson to say that under certain circumstances the Third Point Entities would agree to seek only three of the eight seats on the Board and that they would solicit for the re-election of five of the current directors at the Company's next annual meeting. The circumstances under which the Third Point Entities concluded they would agree to this arrangement were: (1) the prompt appointment to newly-created Board of Director seats of three nominees of the Third Point Entities, after review by the Company's Nominating Committee of relevant background information about them, (2) a reduction of the Board of Director's size back to eight effective as of the annual meeting, (3) if the Company were to solicit proxies for the annual meeting, the agreement of the Company to solicit for the same nominees as the Third Point Entities (i.e., the three nominees of the Third Point Entities and five current directors), (4) the formation of a three-member committee of the Board of Directors, which would include two directors who are representatives of the Third Point Entities, for the purpose of considering and acting on the Company's strategic alternatives, including the possibility of a sale of the Company (this committee would be formed immediately upon the appointment of the three Board of Director representatives of the Third Point Entities), (5) the amendment of the Company's "poison pill" to increase the trigger threshold from 10% to 20% and (6) reimbursement by the Company of the expenses of the Third Point Entities and their affiliates in connection with their solicitation at the annual meeting and their entering into an agreement embodying these requirements.

      On October 25, 2005, Mr. Loeb sent a letter to the stockholders of the Company expressing his concern about the Company's future and indicating, among other things, that the Third Point Entities intended to file proxy materials with the SEC and to run either a full or partial slate of directors at the Stockholder Meeting.

      On November 1, 2005, the deadline for "fast track" re-listing of the Company's common stock on NASDAQ slipped by without comment from the Company. The Company was unable to apply for re-listing on an expedited basis because it had not issued restated financial statements by that date.

      On November 4, 2005, Mr. Loeb sent to the Company a letter with an accompanying draft settlement agreement. The letter noted that the Company had missed the deadline for "fast track" re-listing on NASDAQ and that a hearing was scheduled for November 14, 2005 on the Delaware Action. The letter stated that while the Third Point Entities believed that our running a full slate of directors and taking control of the Board of Directors would be a far better outcome than the status quo, the Third Point Entities believed that they would have a fair opportunity to achieve their goals through the settlement agreement. The letter stated that if the Company did not sign the settlement agreement by 5:00 p.m. on November 11, 2005, the Third Point Entities would run a full slate of eight directors at the next stockholder meeting.

      The draft settlement agreement provided, among other things, that the Company would (i) expand the size of the Board so as to create three new directorships on the Board, (ii) appoint the Third Point Nominees to fill the newly-created directorships, (iii) create a special committee of the Board, consisting of Mr. Loeb, Dr. Roberts and one current member of the Board, to explore and act with respect to Ligand's strategic alternatives, (iv) amend its "poison pill" to increase the triggering threshold to 20% from the current 10%, and (v) pay for all costs and expenses incurred by the Third Point Entities in connection with the Delaware Action, the preparation and filing of proxy materials and the solicitation of proxies. The settlement agreement further provided that the parties to the Delaware Action would dismiss the Delaware Action without prejudice, that the Third Party Entities would support the election at the Stockholder Meeting of five current members of the Company's Board of Directors, to be chosen by the Company, in addition to the Third Point Nominees and that the Board would be brought back to eight directors effective as of the Stockholder Meeting.

      On November __, 2005, the Third Point Entities delivered to the Company notice under the Company's bylaws of the Third Point Entities' intention to nominate the Third Point Nominees for election at the Stockholder Meeting.

                          REASONS FOR THIS SOLICITATION

      We expect that the Third Point Nominees, if elected, would provide a new voice and fresh perspective to the Board of Directors. Although the Third Point Entities believe the Company should explore strategic alternatives, including putting itself up for sale, they have not reached a definitive conclusion in regard to any particular strategic alternative and believe that such alternatives deserve immediate and very close scrutiny by the Board of Directors. There can be no assurances that the Third Point Nominees and the Board of Directors will succeed in creating shareholder value.

      The proposed slate of Third Point Nominees will, if elected, constitute a minority of the Board of Directors and, therefore, even if they vote unanimously, will not be able to adopt any measures without the support of other members of the Board of Directors. The Third Point Entities believe, however, that the Third Point Nominees, if elected to the Board of Directors, will be in a position to influence the strategic direction of the Company and to bring to the Board of Directors the perspective of a substantial stockholder. The Third Point Entities may, depending upon future events, seek to nominate additional directors to the Board of Directors in the future.

      The Third Point Nominees do not anticipate that they will have any conflicts of interest with respect to the Company, if elected, and recognize their fiduciary duty obligations to all stockholders. None of the Third Point Nominees has any contract, arrangement or understanding with the Company, and no other direct financial interest concerning the Company, other than through the beneficial ownership of stock of the Company by the Third Point Entities and the Third Party Nominees disclosed in this Proxy Statement.

      THE THIRD POINT ENTITIES RECOMMEND A VOTE FOR THE ELECTION OF THE THIRD POINT NOMINEES BECAUSE THEY BELIEVE THAT THE THIRD POINT NOMINEES WOULD CONTRIBUTE TO THE CREATION OF SHAREHOLDER VALUE.

                 MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

Election of Directors

      The Company's Board of Directors currently consists of eight directors. Directors hold office until the annual meeting for the year in which their terms expire and until their successors are elected and qualified, unless prior to that time they have resigned, retired or otherwise left office. On November ___, 2005, we gave notice to the Company of our intention to nominate the Third Point Nominees to serve as directors of the Company.

      We are seeking your proxy for the election to the Board of Directors of three individuals - Mr. Daniel S. Loeb, Mr. Jeffrey R. Perry and Dr. Brigette Roberts. Because we are only proposing nominees for three of the current eight seats on the Board of Directors that will be up for election at the Stockholder Meeting, we will use the authority granted to us by the BLUE proxy card to vote FOR the election of the Third Point Nominees as directors and FOR the election of five of the Company Nominees. We currently expect to use this authority to vote for the Designated Company Nominees.

      Each of the Third Point Nominees has consented to being named as a nominee in this Proxy Statement. The Third Point Entities do not expect that any of the Third Point Nominees or the Designated Company Nominees will be unable to stand for election, but in the event that a vacancy in the slate of Third Point Nominees or the Designated Company Nominees should occur unexpectedly, the shares of Common Stock represented by the BLUE proxy card will be voted for a substitute candidate selected by the Third Point Entities. If the Third Point Entities determine to add nominees, whether because the Company expands the size of the Board of Directors subsequent to the date of this Proxy Statement or for any other reason, the Third Point Entities will supplement this Proxy Statement. If, however, the Company does not leave reasonable time before the Stockholder Meeting to supplement this Proxy Statement, the Third Point Entities reserve the right to nominate additional nominees and to use the discretionary authority granted by the proxies it is soliciting to vote for such additional nominees or to seek judicial relief.

Biographical Information Regarding the Third Point Nominees

      The following information concerning age, principal occupation and business experience during the last five years, and current directorships has been furnished to the Third Point Entities by the Third Point Nominees, each of whom has expressed his or her willingness to serve on the Board of Directors if elected. For information regarding the Designated Company Nominees, please refer to the Company's definitive proxy statement, which we expect will be filed with the SEC prior to the Stockholder Meeting.

      Daniel S. Loeb, age 43, is Founder and CEO of Third Point LLC, an investment management firm founded in 1995. Third Point invests both long and short in securities involved in event driven and special situations. The firm is based in New York, with offices in Los Angeles, Sunnyvale, Hong Kong, and Bangalore and expects to open shortly its London office. In 1994, prior to founding Third Point, Mr. Loeb was Vice President of High Yield sales at Citigroup, and from 1991 to 1993, he was Senior Vice President in the distressed debt department at Jefferies & Co. Mr. Loeb began his career as an Associate in private equity at Warburg Pincus in 1984. Mr. Loeb is also Chairman of the Board of American Restaurant Group, Director of Fulcrum Pharmaceuticals and former Director of Radia Communications, prior to its sale to Texas Instruments in July 2003. He is a Trustee of Prep for Prep, an organization dedicated to facilitating education and career opportunities for underprivileged youth. Mr. Loeb graduated with an A.B. in Economics from Columbia University in 1984.

      Jeffrey R. Perry, age 45, is Senior Advisor of Third Point LLC. From 2003 to earlier this year Mr. Perry was a partner at Kynikos Associates, Ltd. From 2001 to 2003 Mr. Perry was a senior portfolio manager at SAC Capital Advisors. From 1993 to 2001 Mr. Perry was a general partner and co-Director of Research at Zweig-DiMenna Associates, a large New York-based hedge fund. In all, Mr. Perry has been employed in the money management business for 23 years, the last 17 at senior levels at major hedge funds. Mr. Perry is a Director of the Belin-Blank Center for gifted education at the University of Iowa. He graduated Magna Cum Laude from Georgetown University with a B.A. in American Studies.

      Brigette Roberts, MD, age 30, graduated from Harvard University in 1995 with a B.A. in Physics and Chemistry. She then attended NYU Medical School, where she graduated with an MD in 1999 and completed one year of general surgical residency in 2000. Subsequent to this, she worked as an associate healthcare analyst at Thomas Weisel Partners and Sturza's Medical Research. Prior to joining Third Point LLC in January 2005, she ran a healthcare portfolio for two years at DKR Capital. She currently covers healthcare investments for Third Point LLC.

      If elected, each Third Point Nominee would receive such directors' fees as may be payable by the Company in accordance with its practice at the time. Except as described below, there are no understandings or arrangements between the Third Point Entities and any Third Point Nominee relating to the matters contemplated by this Proxy Statement. Pursuant to his or her employment arrangements with Third Point LLC, Third Point LLC, Third Point Offshore Fund, Ltd., Third Point Partners LP, Third Point Ultra Ltd., Lyxor/Third Point Fund Ltd. and Third Point Partners Qualified LP will indemnify and hold harmless each Third Point Nominee from any and all damages, judgments, fines, settlements, losses and expenses incurred by such nominee resulting from any action, suit or proceeding based upon or arising from certain actions, including the solicitation of proxies to which this Proxy Statement relates and such person's ongoing services as a director of the Company to the extent not otherwise indemnified by the Company, other than certain excluded losses.

      Additional information concerning the Third Point Nominees is set forth in Appendix A to this Proxy Statement.

Other Matters Likely to be Considered at the Stockholder Meeting

      The Company may ask stockholders to vote on the appointment of BDO Seidman LLP as the Company's independent accountants for 2005. In light of the pending restatement of the Company's financial statements, we have not yet made a determination as to whether we would support such a proposal if it were to be presented at the Stockholder Meeting. However, based on the few public disclosures by the Company about the pending restatement of the Company's financial statements, we have no reason to believe we would not support the appointment of BDO Seidman LLP as the Company's independent accountants for 2005.

      The accompanying BLUE proxy card provisionally includes a proposal for the appointment of BDO Seidman LLP as the Company's independent accountants for 2005; however, the proxy card can only be voted on this proposal if the proposal is actually presented at the Stockholder Meeting. You may vote for or against, or you may abstain from voting on, this proposal, and the accompanying BLUE proxy card will be voted on this proposal in accordance with your instruction thereon if the proposal is presented at the Stockholder Meeting. If you do not indicate any voting instruction, we will vote the BLUE proxy card in our discretion. If the Company does present this proposal, we will study any information the Company includes about the proposal in its proxy materials and will make our voting determination based on that information and on any other relevant facts of which we may be aware.

      Except as set forth in this Proxy Statement, including the possible election of the Company's independent accountants, the Third Point Entities are not aware of any other matter to be considered at the Stockholder Meeting. However, if the Third Point Entities learn of any other proposals made at a reasonable time before the Stockholder Meeting, the Third Point Entities will either supplement this Proxy Statement and provide an opportunity to stockholders to vote by proxy directly on such matter or will not exercise discretionary authority with respect thereto. If other proposals are made thereafter, the persons named as proxies on the BLUE proxy card to be supplied by the Third Point Entities will vote proxies solicited hereby in their discretion.

                   INFORMATION ABOUT THE THIRD POINT ENTITIES

      Daniel S. Loeb is the managing member of Third Point LLC and controls Third Point LLC's business activities. The principal business of Mr. Loeb is to act as the managing member of Third Point LLC. Third Point LLC is organized as a limited liability company under the laws of the State of Delaware, and its principal business is to serve as investment manager or adviser to a variety of funds and managed accounts (such funds and accounts, the "Funds"), and to control the investing and trading in securities of the Funds. Third Point Offshore Fund, Ltd. is organized as a limited liability exempted company under the laws of the Cayman Islands, and its principal business is to invest and trade in securities. Third Point Partners LP is organized as a limited partnership under the laws of the State of Delaware, and its principal business is to invest and trade in securities. Third Point Ultra Ltd. is organized as a limited liability company under the laws of the British Virgin Islands, and its principal business is to invest and trade in securities. Lyxor/Third Point Fund Ltd. is organized as a public company with limited liability organized under the laws of Jersey, and its principal business is to invest and trade in securities. Third Point Partners Qualified LP is organized as a limited partnership under the laws of the State of Delaware, and its principal business is to invest and trade in securities. Jeffrey R. Perry is Senior Advisor of Third Point LLC, and his principal business is an employee of Third Point LLC. Brigette Roberts, MD, covers healthcare investments for Third Point LLC, and her principal business is an employee of Third Point LLC.

      The address of the principal business and principal office of Third Point Offshore Fund, Ltd. is c/o Walkers SPV Limited, Walker House, Mary Street, P.O. Box 908GT, George Town, Grand Cayman, Cayman Islands, British West Indies. The address of the principal business and principal office of Third Point Ultra Ltd. is c/o Walkers (BVI) Limited of Walkers Chambers, P.O. Box 92, Road Town, Tortola, British Virgin Islands. The address of the principal business and principal office of Lyxor/Third Point Fund Ltd. is c/o Lyxor Asset Management, Tour Societe Generale, 17 Cours Valmy, 92987 Paris-La Defense Cedex, France. The address of the principal business and principal office of the other Third Point Entities is 390 Park Avenue, New York, NY 10022.

      The Company reported in its last Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2004 that, as of October 29, 2004, the Company's outstanding voting securities consisted of 73,932,315 shares of Common Stock. The Third Point Entities beneficially own 7,375,000 shares of Common Stock, representing approximately 9.98% of the shares of Common Stock reported to be outstanding as of October 29, 2004.

      Additional information concerning transactions in securities of the Company effected during the past two years by the Third Point Entities and the Third Point Nominees is set forth in Appendix B to this Proxy Statement.

                             SOLICITATION; EXPENSES

      Proxies may be solicited by mail, advertisement, telephone, facsimile, telegraph and personal solicitation by the Third Point Entities and by the Third Point Nominees. No additional compensation will be paid to the Third Point Entities or to the Third Point Nominees for the solicitation of proxies. Banks, brokerage houses and other custodians, nominees and fiduciaries will be requested to forward the Third Point Entities' solicitation material to their customers for whom they hold shares, and the Third Point Entities will reimburse them for their reasonable out-of-pocket expenses.

      The Third Point Entities have retained Georgeson Shareholder Communications, Inc. ("Georgeson") to assist in the solicitation of proxies and for related services. The Third Point Entities will pay Georgeson an estimated fee of up to $150,000 and has agreed to reimburse it for its reasonable out-of-pocket expenses. Approximately 40 persons will be used by Georgeson in its solicitation efforts.

      The entire expense of preparing, assembling, printing and mailing this Proxy Statement and related materials and the cost of soliciting proxies will be borne by the Third Point Entities.

      The Third Point Entities estimate that the total expenditures relating to its proxy solicitation incurred by the Third Point Entities will be approximately $_____, approximately $100,000 of which has been incurred to date. The Third Point Entities intend to seek reimbursement from the Company for those expenses incurred by the Third Point Entities if the Third Point Nominees are elected to the Board of Directors. The Third Point Entities do not intend to propose to the Board of Directors that the question of such reimbursement be put to a vote of the Company's stockholders.

                           VOTING AND PROXY PROCEDURES

      The Third Point Entities believe that it is in the best interest of the Company's stockholders to elect the Third Point Nominees at the Stockholder Meeting because the Third Point Nominees are committed to actively exploring strategic alternatives for the Company, including a sale of the Company or any other alternative that might provide greater shareholder value than a sale. There can be no assurance that the election of the Third Point Nominees or a sale of the Company will maximize shareholder value. THE THIRD POINT ENTITIES RECOMMEND A VOTE FOR THE ELECTION OF THE THIRD POINT NOMINEES BECAUSE THE THIRD POINT ENTITIES BELIEVE THAT THE THIRD POINT NOMINEES WOULD CONTRIBUTE TO THE CREATION OF SHAREHOLDER VALUE.

How do I vote by proxy?

      For the proxy solicited hereby to be voted, the BLUE proxy card to be supplied by the Third Point Nominees must be signed, dated and returned to the Third Point Nominees, c/o Georgeson in the enclosed envelope in time to be voted at the Stockholder Meeting. If you wish to vote for the Third Point Nominees, you must submit the BLUE proxy card supplied by the Third Point Entities and must NOT submit the Company's proxy card.

What if I am not the record holder of my shares?

      If your shares are held in the name of a brokerage firm, bank or nominee, only that entity can vote such shares and only upon receipt of your specific instruction. Accordingly, we urge you to contact the person responsible for your account and instruct that person to execute on your behalf the BLUE proxy card.

If I plan to attend the Stockholder Meeting, should I still submit a BLUE proxy?

      Whether or not you plan to attend the Stockholder Meeting, we urge you to submit a BLUE proxy. Returning the enclosed proxy card will not affect your right to attend and vote at the Stockholder Meeting.

What if I want to revoke my proxy?

      Any proxy may be revoked as to all matters covered thereby at any time prior to the time a vote is taken by (i) submitting a duly executed proxy bearing a later date to the Secretary of the Company, (ii) filing with the Secretary of the Company a later dated written revocation or (iii) attending and voting at the Stockholder Meeting in person. Attendance at the Stockholder Meeting will not in and of itself constitute a revocation.

What should I do if I receive a proxy card solicited by the Company?

      If you submit a proxy to us by signing and returning the enclosed BLUE proxy card, do not sign or return the proxy card solicited by the Company or follow any voting instructions provided by the Company unless you intend to change your vote, because only your latest-dated proxy will be counted.

      If you have already sent a proxy card to the Company, you may revoke it and provide your support to the Third Point Nominees by signing, dating and returning the enclosed BLUE proxy card.

Who can vote?

      Only holders of record of Common Stock on the record date to be established by the Board of Directors for the Stockholder Meeting (the "Record Date"), will be entitled to vote at the Stockholder Meeting. If you are a stockholder of record on the Record Date, you will retain the voting, rights in connection with the Stockholder Meeting even if you sell such shares after the Record Date. Accordingly, it is important that you vote the shares of Common Stock held by you on the Record Date, or grant a proxy to vote such shares on the BLUE proxy card, even if you sell such shares after such date.

What is the required quorum?

      According to the Company's bylaws, the holders of a majority of shares of Common Stock entitled to vote at the Stockholder Meeting, present in person or by proxy, constitute a quorum. If the Stockholder Meeting is ordered by the Delaware Chancery Court, the Court could alter the quorum requirement or, in effect, dispense with it.

What vote is required to elect the Third Point Nominees?

      Based on the Company's proxy statement for its 2004 annual meeting:

      o the eight nominees receiving the highest number of affirmative votes at the Stockholder Meeting will be elected to the Board of Directors; and

      o abstentions and broker non-votes will be counted as "present" when determining whether there is a quorum, but will not be counted toward a nominee's attainment of a plurality.

How will my shares be voted?

      Shares of Common Stock represented by a valid, unrevoked BLUE proxy card will be voted in accordance with the recommendations made in this Proxy Statement. Except as set forth in this Proxy Statement, including the possible election of the Company's independent accountants, the Third Point Entities are not aware of any other matter to be considered at the Stockholder Meeting. However, if the Third Point Entities learn of any other proposals made at a reasonable time before the Stockholder Meeting, the Third Point Entities will either supplement this Proxy Statement and provide an opportunity to stockholders to vote by proxy directly on such matter or will not exercise discretionary authority with respect thereto. If other proposals are made thereafter, the persons named as proxies on the BLUE proxy card to be supplied by the Third Point Entities will vote proxies solicited hereby in their discretion.

                          INFORMATION ABOUT THE COMPANY

      Based upon documents publicly filed by the Company, the mailing address of the principal executive offices of the Company is 10275 Science Center Drive, San Diego, CA 92121.

      Appendix C to this Proxy Statement sets forth information obtained from the Company's public filings related to the beneficial ownership of shares of Common Stock.

      Except as otherwise noted herein, the information in this Proxy Statement concerning the Company has been taken from or is based upon documents and records on file with the SEC and other publicly available information. Although the Third Point Entities do not have any knowledge indicating that any statement contained herein is untrue, we do not take any responsibility, except to the extent imposed by law, for the accuracy or completeness of statements taken from public documents and records that were not prepared by or on behalf of the Third Point Entities, or for any failure by the Company to disclose events that may affect the significance or accuracy of such information.

                                  OTHER MATTERS

      Except as set forth in this Proxy Statement, including the possible election of the Company's independent accountants, the Third Point Entities are not aware of any other matter to be considered at the Stockholder Meeting. However, if the Third Point Entities learn of any other proposals made at a reasonable time before the Stockholder Meeting, the Third Point Entities will either supplement this Proxy Statement and provide an opportunity to stockholders to vote by proxy directly on such matter or will not exercise discretionary authority with respect thereto. If other proposals are made thereafter, the persons named as proxies on the BLUE proxy card to be supplied by the Third Point Entities will vote proxies solicited hereby in their discretion.

                                               Third Point LLC
                                               Third Point Offshore Fund, Ltd.
                                               Third Point Partners LP
                                               Third Point Ultra Ltd.
                                               Lyxor/Third Point Fund Ltd.
                                               Third Point Partners Qualified LP
                                               Daniel S. Loeb
                                               Jeffrey R. Perry
                                               Brigette Roberts, MD

                                               November ___, 2005

                                                                      Appendix A

          INFORMATION CONCERNING PARTICIPANTS IN THE PROXY SOLICITATION

      The following sets forth the name, business address, and the number of shares of Common Stock of the Company beneficially owned (as determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) as of November ___, 2005 by each of (i) the Third Point Entities and (ii) the Third Point Nominees:

                                                                Number of Shares of
                                                                  Common Stock of
                                                                     the Company               Percent of Common
Name                             Business Address                Beneficially Owned         Stock of the Company(1)
----                             ----------------               -------------------         -----------------------
Third Point LLC(2)               390 Park Avenue                      7,375,000                      9.98%
                                 New York, NY 10022

Third Point Offshore Fund, Ltd.  c/o Walkers SPV Limited              4,744,300                      6.42%
                                 Walker House
                                 Mary Street
                                 P.O. Box 908GT
                                 George Town
                                 Grand Cayman
                                 Cayman Islands
                                 British West Indies

Third Point Partners LP          390 Park Avenue                       955,300                       1.29%
                                 New York, NY 10022


Third Point Ultra Ltd.           c/o Walkers (BVI) Limited             785,100                       1.06%
                                 of Walkers Chambers
                                 P.O. Box 92
                                 Road Town
                                 Tortola
                                 British Virgin Islands

Third Point Partners Qualified   390 Park Avenue                       453,900                       0.61%
LP                               New York, NY 10022

Lyxor/Third Point Fund Ltd.      c/o Lyxor Asset                       436,400                       0.59%
                                 Management
                                 Tour Societe Generale
                                 17 Cours Valmy
                                 92987 Paris-La Defense
                                 Cedex
                                 France

Daniel S. Loeb(3)                390 Park Avenue                      7,375,000                      9.98%
                                 New York, NY 10022

Jeffrey R. Perry                 390 Park Avenue                         --                           --
                                 New York, NY 10022

Brigette Roberts, MD             390 Park Avenue                         --                           --
                                 New York, NY 10022

----------
(1) All percentages are based on the 73,932,315 shares of Common Stock outstanding as of October 29, 2004 according to the Company's last Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2004.

(2) Third Point LLC is the investment manager or adviser to the Funds, which include Third Point Offshore Fund, Ltd., Third Point Partners LP, Third Point Ultra Ltd., Lyxor/Third Point Fund Ltd. and Third Point Partners Qualified LP, and as such may be deemed the beneficial owner of the shares held for their account.

(3) Mr. Loeb is the managing member of Third Point LLC and controls Third Point LLC's business activities. Third Point LLC is the investment manager or advisor to the Funds. As such, Mr. Loeb may be deemed the beneficial owner of the shares held for the account of the Funds.

                          ----------------------------

      Except as set forth in this Proxy Statement, in the Appendices hereto or filings of the Third Point Entities pursuant to Section 13 of the Exchange Act to the best knowledge of the Third Point Entities, none of the Third Point Entities, any of the persons participating in this solicitation on behalf of the Third Point Entities, any of the Third Point Nominees nor any associate of any of the foregoing persons (i) owns beneficially, directly or indirectly, or has the right to acquire, any securities of the Company or any parent or subsidiary of the Company, (ii) owns any securities of the Company of record but not beneficially, (iii) has purchased or sold any securities of the Company within the past two years, (iv) has incurred indebtedness for the purpose of acquiring or holding securities of the Company, (v) is or has been a party to any contract, arrangement or understanding with respect to any securities of the Company within the past year, (vi) has been indebted to the Company or any of its subsidiaries since the beginning of the Company's last fiscal year, (vii) has any arrangement or understanding with respect to future employment by the Company or with respect to any future transactions to which the Company or any of its affiliates will be or may be a party or (viii) has engaged in or had a direct or indirect interest in any transaction, or series of similar transactions, since the beginning of the Company's last fiscal year, or any currently proposed transaction, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $60,000. In addition, except as set forth in this Proxy Statement or in the Appendices hereto, to the best knowledge of the Third Point Entities, none of the Third Point Entities, any of the persons participating in this solicitation on behalf of the Third Point Entities, any of the Third Point Nominees, nor any associate of any of the foregoing persons has had or is deemed to have a direct or indirect material interest in any transaction with the Company since the beginning of the Company's last fiscal year, or in any proposed transaction, to which the Company or any of its affiliates was or is a party.

      None of the corporations or organizations in which any of the Third Point Nominees has conducted his principal occupation or employment was a parent, subsidiary or other affiliate of the Company, and none of the Third Point Nominees holds any position or office with the Company, has any family relationship with any executive officer or director of the Company or each other, or has been involved in any legal proceedings of the type required to be disclosed by the rules governing this solicitation.

      No Third Point Nominee has failed to file reports related to the Company that are required by Section 16(a) of the Exchange Act.

                                                                      Appendix B

          TRANSACTIONS IN SHARES OF LIGAND PHARMACEUTICALS INCORPORATED

      The following table sets forth information with respect to all purchases and sales of shares of Common Stock by the Third Point Entities and its associates, affiliates and the Third Point Nominees during the past two years:

             Entity                        Transaction                     Date                        Shares
             ------                        -----------                     ----                        ------
Third Point Offshore Fund, Ltd.              Purchase                     8/24/05                     220,500
                                             Purchase                     8/25/05                     167,000
                                             Purchase                     8/26/05                      12,300
                                             Purchase                     8/29/05                     133,500
                                             Purchase                     8/30/05                      15,000
                                             Purchase                     8/30/05                      50,000
                                             Purchase                     8/31/05                      52,600
                                             Purchase                      9/1/05                      64,400
                                             Purchase                      9/6/05                     235,100
                                             Purchase                      9/6/05                     350,000
                                             Purchase                      9/7/05                     389,600
                                             Purchase                      9/8/05                     210,000
                                             Purchase                      9/8/05                     154,000
                                             Purchase                      9/9/05                     130,000
                                             Purchase                      9/9/05                      16,100
                                             Purchase                     9/12/05                      30,000
                                             Purchase                     9/12/05                      76,900
                                             Purchase                     9/13/05                     518,900
                                             Purchase                     9/13/05                     454,700
                                             Purchase                     9/13/05                     454,700
                                             Purchase                     9/14/05                     153,900
                                             Purchase                     9/14/05                      42,200
                                             Purchase                     9/15/05                      65,000
                                             Purchase                     9/21/05                     131,400
                                             Purchase                     9/22/05                     115,900
                                             Purchase                     9/22/05                     208,900
                                             Purchase                     9/22/05                     100,000
                                             Purchase                     9/30/05                      20,800
                                                 Sale                    10/31/05                      59,900
                                             Purchase                    11/04/05                      53,900
                                             Purchase                    11/04/05                     136,900
                                             Purchase                    11/04/05                      40,000
    Third Point Partners LP                  Purchase                   8/24/2005                      45,400
                                             Purchase                   8/25/2005                      33,500
                                             Purchase                   8/26/2005                       3,000
                                             Purchase                   8/29/2005                      25,000
                                             Purchase                   8/30/2005                      15,000
                                             Purchase                   8/31/2005                      10,500

             Entity                        Transaction                     Date                        Shares
             ------                        -----------                     ----                        ------
                                             Purchase                    9/1/2005                      13,500
                                             Purchase                    9/6/2005                      39,900
                                             Purchase                    9/6/2005                      79,600
                                             Purchase                    9/7/2005                      79,200
                                             Purchase                    9/8/2005                      74,300
                                             Purchase                    9/9/2005                       3,300
                                             Purchase                    9/9/2005                      26,500
                                             Purchase                   9/12/2005                      21,400
                                             Purchase                   9/13/2005                      92,700
                                             Purchase                   9/13/2005                      92,800
                                             Purchase                   9/13/2005                     106,000
                                             Purchase                   9/14/2005                       8,600
                                             Purchase                   9/14/2005                      31,600
                                             Purchase                   9/15/2005                      13,300
                                             Purchase                   9/21/2005                      26,800
                                             Purchase                   9/22/2005                      23,800
                                             Purchase                   9/22/2005                      63,000
                                                 Sale                   9/30/2005                      31,900
                                             Purchase                  10/31/2005                       6,300
                                             Purchase                   11/4/2005                      16,600
                                             Purchase                   11/4/2005                      35,600
     Third Point Ultra Ltd.                  Purchase                   8/24/2005                      26,700
                                             Purchase                   8/25/2005                      19,500
                                             Purchase                   8/26/2005                       2,000
                                             Purchase                   8/29/2005                      15,000
                                             Purchase                   8/30/2005                       9,000
                                             Purchase                   8/31/2005                      24,000
                                             Purchase                    9/1/2005                      10,900
                                             Purchase                    9/6/2005                      87,800
                                             Purchase                    9/7/2005                      59,600
                                             Purchase                    9/8/2005                      54,800
                                             Purchase                    9/9/2005                       2,500
                                             Purchase                    9/9/2005                      19,800
                                             Purchase                   9/12/2005                      17,800
                                             Purchase                   9/13/2005                      69,000
                                             Purchase                   9/13/2005                      69,100
                                             Purchase                   9/13/2005                      79,000
                                             Purchase                   9/14/2005                       6,400
                                             Purchase                   9/14/2005                      21,700
                                             Purchase                   9/15/2005                       9,900
                                             Purchase                   9/21/2005                      19,000
                                             Purchase                   9/22/2005                      13,800
                                             Purchase                   9/22/2005                      46,500
                                             Purchase                   9/30/2005                       7,900
                                             Purchase                  10/31/2005                      42,300

             Entity                        Transaction                     Date                        Shares
             ------                        -----------                     ----                        ------
                                             Purchase                   11/4/2005                      21,800
                                             Purchase                   11/4/2005                      29,300
  Lyxor/Third Point Fund Ltd.                Purchase                   8/24/2005                      21,200
                                             Purchase                   8/25/2005                      16,000
                                             Purchase                   8/26/2005                       1,400
                                             Purchase                   8/29/2005                      13,000
                                             Purchase                   8/30/2005                       6,000
                                             Purchase                   8/31/2005                       4,700
                                             Purchase                    9/1/2005                       5,700
                                             Purchase                    9/6/2005                      55,600
                                             Purchase                    9/7/2005                      37,000
                                             Purchase                    9/8/2005                      34,500
                                             Purchase                    9/9/2005                       1,600
                                             Purchase                    9/9/2005                      12,300
                                             Purchase                   9/12/2005                       9,600
                                             Purchase                   9/13/2005                      43,000
                                             Purchase                   9/13/2005                      43,200
                                             Purchase                   9/13/2005                      50,000
                                             Purchase                   9/14/2005                       4,000
                                             Purchase                   9/14/2005                      14,100
                                             Purchase                   9/15/2005                       6,100
                                             Purchase                   9/21/2005                      11,900
                                             Purchase                   9/22/2005                      11,200
                                             Purchase                   9/22/2005                      29,200
                                                 Sale                   9/30/2005                       6,800
                                                 Sale                  10/31/2005                       9,100
                                             Purchase                   11/4/2005                       4,700
                                             Purchase                   11/4/2005                      16,300
Third Point Partners Qualified LP            Purchase                   8/24/2005                      18,200
                                             Purchase                   8/25/2005                      14,000
                                             Purchase                   8/26/2005                         800
                                             Purchase                   8/29/2005                      12,000
                                             Purchase                   8/30/2005                       5,000
                                             Purchase                   8/31/2005                       8,200
                                             Purchase                    9/1/2005                       5,500
                                             Purchase                    9/6/2005                      52,000
                                             Purchase                    9/7/2005                      34,600
                                             Purchase                    9/8/2005                      32,400
                                             Purchase                    9/9/2005                       1,500
                                             Purchase                    9/9/2005                      11,400
                                             Purchase                   9/12/2005                       9,300
                                             Purchase                   9/13/2005                      40,300
                                             Purchase                   9/13/2005                      40,500
                                             Purchase                   9/13/2005                      46,100
                                             Purchase                   9/14/2005                       3,800

             Entity                        Transaction                     Date                        Shares
             ------                        -----------                     ----                        ------
                                             Purchase                   9/14/2005                      13,700
                                             Purchase                   9/15/2005                       5,700
                                             Purchase                   9/21/2005                      10,900
                                             Purchase                   9/22/2005                      10,300
                                             Purchase                   9/22/2005                      27,400
                                             Purchase                   9/30/2005                      10,000
                                             Purchase                  10/31/2005                      20,400
                                             Purchase                   11/4/2005                       3,000
                                             Purchase                   11/4/2005                      16,900

                                                                      Appendix C

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

      The following table sets forth, to the knowledge of the Third Point Entities based on a review of publicly available information filed with the SEC, each person (other than directors, whose beneficial ownership is in the table on the following page, and the Third Point Entities, whose beneficial ownership is in the table in Appendix A) reported to own beneficially more than 5% of the outstanding Common Stock:

Name and Address of                            Number of Shares of Common Stock of             Percent of Common
Beneficial Owner                                  the Company Beneficially Owned            Stock of the Company(1)
----------------                               -----------------------------------          -----------------------
Joint filing by:(2)                                          6,757,677                               9.14%
Amaranth LLC
Amaranth Advisors L.L.C.
Nicholas M. Maounis
     One American Lane
     Greenwich, CT 06831

Joint filing by:(3)                                          6,384,824                               8.64%
OrbiMed Advisors LLC
OrbiMed Capital LLC
Samuel D. Isaly
     767 Third Avenue, 30th Floor
     New York, NY  10017

Vanguard Horizon Funds - Vanguard Capital                    5,220,900                               7.06%
Opportunity Fund(4)
     100 Vanguard Blvd.
     Malvern, PA 19355

Joint filing by:(5)                                          4,719,605                               6.38%
Barclays Global Investors, NA.
Barclays Global Fund Advisors
     45 Fremont Street
     San Francisco, CA  94105
and
Barclays Bank plc
     54 Lombard Street
     London, England EC3P 3AH

Janus Capital Management LLC(6)                              4,418,275                               5.98%
     151 Detroit Street
     Denver, CO  80206

Joint filing by:(7)                                          4,247,262                               5.74%
Dorset Management Corporation
David M. Knott
     485 Underhill Boulevard, Suite 205
     Syosset, NY 11791

Joint filing by:(8)                                          3,761,431                               5.09%
Maverick Capital, Ltd.
Maverick Capital Management, LLC
     300 Crescent Court, 18th Floor
     Dallas, TX 75201
and
Lee S. Ainslie III
     767 Fifth Avenue, 11th Floor
     New York, NY 10153

Joint filing by:(9)                                          3,704,800                               5.01%
Glenview Capital Management, LLC
Glenview Capital GP, LLC
Lawrence M. Robbins
     399 Park Avenue, Floor 39
     New York, NY 10022

----------
(1) All percentages are based on the 73,932,315 shares of Common Stock outstanding as of October 29, 2004 according to the Company's last Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2004.

(2) Pursuant to a Schedule 13G/A filed February 2, 2005 by Amaranth LLC, Amaranth Advisors L.L.C. and Nicholas M. Maounis which reported shared voting and dispositive power over 6,757,677 shares.

(3) Pursuant to a Schedule 13G/A filed February 14, 2005 by OrbiMed Advisors LLC, OrbiMed Capital LLC and Samuel D. Isaly which reported shared voting and dispositive power over 6,384,824 shares.

(4) Pursuant to a Schedule 13G filed February 11, 2005 by Vanguard Horizon Funds - Vanguard Capital Opportunity Fund, which reported sole voting power over 5,220,900 shares.

(5) Pursuant to a Schedule 13G filed February 14, 2005 by Barclays Global Investors, NA., Barclays Global Fund Advisors and Barclays Bank plc, which reported sole voting power over 4,427,746 shares and sole dispositive power over 4,719,605 shares.

(6) Pursuant to a Schedule 13G filed February 14, 2005 by Janus Capital Management LLC, which reported sole voting and dispositive power over 4,418,275 shares.

(7) Pursuant to a Schedule 13G filed May 12, 2005 by Dorset Management Corporation and David M. Knott, which reported sole voting power over 3,606,988 shares, sole dispositive power over 3,834,677 shares, shared voting power over 640,274 shares and shared dispositive power over 412,585 shares.

(8) Pursuant to a Schedule 13G filed February 14, 2005 by Maverick Capital, Ltd., Maverick Capital Management, LLC and Lee S. Ainslie III, which reported sole voting and dispositive power over 3,761,431 shares.

(9) Pursuant to a Schedule 13G filed September 9, 2005 by Glenview Capital Management, LLC, Glenview Capital GP, LLC and Lawrence M. Robbins, which reported shared voting and dispositive power over 3,704,800 shares.

                        SECURITY OWNERSHIP OF MANAGEMENT

      The following table sets forth, to the knowledge of the Third Point Entities based on a review of the Company's proxy statement filed with the SEC on May 7, 2004, information with respect to the beneficial ownership of shares of Common Stock by each of the Company's directors and executive officers and all directors and executive officers as a group:

                                               Number of Shares of Common Stock of the           Percent of Common
Name                                                Company Beneficially Owned(1)             Stock of the Company(2)
----                                           ---------------------------------------        -----------------------
Henry F. Blissenbach...........                                   94,465                                  *
Alexander D. Cross.............                                  106,650                                  *
John Groom.....................                                   95,735                                  *
Irving S. Johnson..............                                   89,165                                  *
John W. Kozarich...............                                   25,922                                  *
Carl C. Peck...................                                   85,499                                  *
Michael A. Rocca...............                                   62,799                                  *
David E. Robinson..............                                1,069,737                                  1.4%
Giambattista Aliprandi.........                                  107,084                                  *
James J. L'Italien.............                                   43,438                                  *
Paul V. Maier..................                                  347,593                                  *
Andres F. Negro-Vilar..........                                  301,754                                  *
Directors and executive officers as a group
(17 persons) ..................                                2,728,615                                  3.6%

----------
*     Less than 1%

(1) Includes shares of common stock underlying options which were currently exercisable or would have become exercisable within 60 days after March 31, 2004, as set forth in the Company's proxy statement filed with the SEC on May 7, 2004.

(2) All percentages are based on the 73,932,315 shares of Common Stock outstanding as of October 29, 2004 according to the Company's last Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2004.

                       LIGAND PHARMACEUTICALS INCORPORATED

   THIS PROXY IS SOLICITED ON BEHALF OF THIRD POINT LLC, THIRD POINT OFFSHORE
          FUND, LTD., THIRD POINT PARTNERS LP, THIRD POINT ULTRA LTD.,
        LYXOR/THIRD POINT FUND LTD., THIRD POINT PARTNERS QUALIFIED LP,
           DANIEL S. LOEB, JEFFREY R. PERRY AND BRIGETTE ROBERTS, MD

The undersigned stockholder of Ligand Pharmaceuticals Incorporated (the "Company") hereby appoints Mr. Daniel S. Loeb and Mr. Jeffrey R. Perry, and each of them, with several powers of substitution, as proxies to cast all votes which the undersigned stockholder is entitled to cast at an Annual or Special Meeting of Stockholders (the "Stockholder Meeting"), and at any adjournments or postponements thereof. The undersigned stockholder hereby revokes any proxy or proxies heretofore given.

This proxy will be voted as directed by the undersigned stockholder. UNLESS CONTRARY DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEES LISTED IN PROPOSAL 1 AND IN ACCORDANCE WITH THE DETERMINATION OF THE PROXY HOLDERS AS TO OTHER MATTERS. The undersigned stockholder hereby acknowledges receipt of the Third Point Entities Proxy Statement.

The undersigned stockholder may revoke this proxy at any time prior to its exercise by filing a written notice of revocation with, or by delivering a duly executed proxy bearing a later date to, the Secretary of the Company or by attending the Stockholder Meeting.

    PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED
                                   ENVELOPE.

Please sign exactly as your name(s) appear(s) on the books of the Company. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

 X    PLEASE MARK
---   VOTED AS IN
      THIS EXAMPLE
      LIGAND
      PHARMACEUTICALS
      INCORPORATED      1. Election of Directors    For     Withhold    For All
                                                                        Except

                        Mr. Daniel S. Loeb         [   ]      [   ]       [   ]
                        Mr. Jeffrey R. Perry       [   ]      [   ]       [   ]
                        Dr. Brigette Roberts       [   ]      [   ]       [   ]
                        [                 ]        [   ]      [   ]       [   ]
                        [                 ]        [   ]      [   ]       [   ]
                        [                 ]        [   ]      [   ]       [   ]
                        [                 ]        [   ]      [   ]       [   ]
                        [                 ]        [   ]      [   ]       [   ]

                                                    For     Against      Abstain
                        2. Appointment of          [   ]      [   ]       [   ]
                        BDO Seidman LLP
                        as independent
                        accountants for 2005

                        If you do not wish your shares voted "For" a particular nominee, mark the "For All Except" box and strike a line through the name(s) of the nominee(s). Your shares will be voted for the remaining nominee(s).

                        To transact such other business as may properly come before the meeting or any adjournment thereof.

                        The undersigned stockholder(s) authorize(s) the proxies to vote on the above matter as indicated and to vote, in their discretion, upon such other matters as may properly come before the Stockholder Meeting or any adjournments or postponements thereof.



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Stockholder sign here                                         Co-owner sign here



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